Exhibit 10.2

                        Summary of Executive Compensation

The following is a summary of the compensation of Joachim Melis for fiscal 2008.

                                                                         Payment Plan
                                                                            Target
                                                   Annual                Compensation              Other Annual
Current Executive Officers                      Base Salary           (aggregated basis)           Compensation
-----------------------------------------      -------------       -----------------------   -------------------------
Joachim Melis                                  $(1)  195,000        0.10-0.27 of revenue     Group term life insurance
  Vice President of Worldwide Sales                                   Up to $111,300(2)      excess premiums


(1)  To be paid in Euros.

(2) As a sales executive officer, Melis may earn commission payments based on individual performance against specific revenue targets.


Mr. Melis is also eligible for options grants as determined by the Compensation Committee or Board of Adept.